                                                                    EXHIBIT 99.8

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING PULP CHEMICALS, INC.            PETITION DATE:      07/16/01

                                                    CASE NUMBER:  01-37812-H4-11


MONTHLY OPERATING REPORT SUMMARY FOR MONTH: OCTOBER YEAR: 2002

                                            4/30/02       5/31/02     6/30/02    7/31/02      8/31/02        9/30/02    10/31/02
                 MONTH                      Revised
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                           $3,332,627    $3,292,539  $3,272,103  $3,407,217   $3,686,476   $2,990,326   $2,959,285

INCOME BEFORE INT. DEPREC./TAX (MOR-6)        692,530    $  685,631  $  803,792  $  455,418   $  483,115   $  747,464   $  938,763

NET INCOME (LOSS) (MOR-6)                     365,040    $  359,532  $  477,690  $  129,456   $  156,871   $ (120,684)  $   52,620

PAYMENTS TO INSIDERS (MOR-9)                       --    $       --  $       --  $       --   $       --   $       --   $       --

PAYMENTS TO PROFESSIONALS (MOR-9)                  --    $       --  $       --  $       --   $       --   $       --   $       --

TOTAL DISBURSEMENTS (MOR-7)(1)             $5,480,057    $5,781,161  $4,377,813  $4,965,224   $5,156,374   $5,771,465   $5,770,310

(1) Excludes intercompany transfers
  as follows:                              $  773,455    $       --  $1,801,682  $  737,250   $  758,872   $1,364,928   $  826,942

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
   AS OF SIGNATURE DATE                                  EXP.
     See attachment 2                                    DATE
------------------------------
CASUALTY                           YES ( x) NO (  )  08-01-02
LIABILITY                          YES ( x) NO (  )  07-01-02
VEHICLE                            YES ( x) NO (  )  07-01-02
WORKER'S                           YES ( x) NO (  )  07-01-02
OTHER                              YES ( x) NO (  )  various


ATTORNEY NAME:                     Jeff Spiers

FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms?     NO

Are all post-petition liabilities, including taxes, being paid with terms?  YES

Have any pre-petition liabilities been paid? NO       If so, describe

-------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business?  NO


If so, describe
                ---------------------------------------------------------------
-------------------------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current?     YES

What is the status of your Plan of Reorganization?

A proposed Plan of Reorganization was filed with the U.S. Bankruptcy Court on May 14, 2002.
-------------------------------------------------------------------------------


                    I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                    SIGNED /s/ PAUL VANDERHOVEN
                          ---------------------------------------------------
                                        (ORIGINAL SIGNATURE)

                    TITLE  VP Finance, CFO
                           --------------------------------------------------

MOR-1

CASE NAME:  STERLING PULP CHEMICALS, INC.        CASE NUMBER:  01-37812-H4-11

                                                                                                                        PAID
  COVERAGE          POLICY PERIOD         POLICY NO.             LIMITS                    CARRIER                     THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2




MOR-1 ATTACHMENT 2

                                                                    Page 3 of 15
                                                                        11/19/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/03   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/03   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/03   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/03   Included
                                aggregate.                         (Reinsured
                                                                   through Munich
                                                                   Re:)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/03   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $50,000,000 ea. loss and           Zurich Energy -       1 year      7/1/03   Flat charge - based
                                aggregate.                         London                                     on exposures and

  7   Excess Liability          $50,000,000                        Swiss Re:             1 year      7/1/03   Flat charge

  8   Excess Liability          $50,000,000                        Zurich Ins.           1 year      7/1/03   Flat Charge

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $239,650 - Audit at
                                expiration. (Plus all losses within
                                deductible. (AFCO)

  2   Automobile Liability      $96,876 (AFCO)


  3   Excess Liability          $607,121 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $495,000 (AFCO)



  6   Excess Liability          $310,000 (AFCO)



  7   Excess Liability          $280,000 (AFCO)

  8   Excess Liability          $200,000 (AFCO)


                                                                    Page 4 of 15
                                                                        11/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------


  9   Excess Liability          $100,000,000                       Starr Excess          1 year      7/1/03   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/03   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        & NY M&G                                   throughput and no.
      Charterer's Legal         $100,000 pollution                                                            chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/03   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/03   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 13   Property Damage,          $500 million combined              Munich Re:            1 year      8/1/03   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -       FM Global,                                 Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100       et al.                                     PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                                                                                              other factors.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year      8/1/03   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/03   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  9   Excess Liability          $300,000 (AFCO)

 10   Marine Terminal           $51,850 Min. premium & deposit. (AFCO)
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $34,425  (AFCO)



 12   Excess Marine Liability   $21,250  (AFCO)

 13   Property Damage,          $6,500,000 + Tax (AFCO)
      Business Interruption
      and Boiler & Machinery





 14   Directors & Officers      $444,650
      Liability


 15   Excess Directors &        $275,000
      Officers Liability

 16   Directors & Officers      $170,000
      Liability


                                                                    Page 5 of 15
                                                                        11/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Great-American        1 year      7/1/03    Hull & Machinery
      Protection & Indemnity    (M-25 = )                          Insurance Co.                               values
                                Ded. $5,000 per loss.              of NY
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/03    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000 Limit                  National Union        1 year     8/21/03    Various
                                Ded. $150,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                Chubb                 1 year     2/20/03    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs




 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $23,852 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $3,600 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx. (AFCO)



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $49,000


 23   Environmental Impairment  $147,831
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



     ANNUAL TOTAL:                                  *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED OCTOBER 31, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $       1                $     461              $       -                 $      83
        Trade accounts receivable, net              -                   56,863                     60                     2,586
        Other Receivables                           -                    1,254                      -                     1,999
        Due from affiliates                     1,375                   27,999                 13,957                         -
        Inventories                                 -                   31,311                      -                     8,246
        Prepaid expenses                           33                    6,617                      -                       186
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,409                  124,505                 14,017                    13,100

Property, plant and equipment, net                  -                  113,625                  2,520                         -
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,445                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   32,777                      -                     1,112
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,334                $ 367,142              $  21,982                 $  14,212
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 251                  168,473                  1,263                     6,637
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   54,755                      -                    13,751
        Secured - Other                                                    469
        Unsecured debt                        186,538                  256,134                  1,110                    67,942
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                        -                      -                         -
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,120)                 (60,895)                 4,275                   (17,053)
        Pension adjustment                          -                  (14,890)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,752)                (523,226)                19,609                  (147,108)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,752)                (525,763)                19,609                  (147,108)

TOTAL LIABILITIES AND EQUITY                $  37,334                $ 367,142              $  21,982                 $  14,212
                                            ====================================================================================

                                         --------------------------------------------------------------------------------
                                          STERLING CHEMICALS     STERLING CANADA,      STERLING PULP       STERLING PULP
                                             INT'L, INC.               INC.          CHEMICALS US, INC.   CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11      01-37811-H4-11      01-37812-H4-11
                                         --------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                  $      99           $       -           $       -
        Trade accounts receivable, net             -                      2,191                 819               4,771
        Other Receivables                          -                          -                  32                   -
        Due from affiliates                    2,771                     62,541                 585              11,459
        Inventories                                -                          -                 100               1,445
        Prepaid expenses                           -                          -                   -                 144
        Deferred income tax benefit                -                          -                   -                   -
                                           ----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,771                     64,831               1,536              17,819

Property, plant and equipment, net                 -                          -                   -              40,614
Deferred income taxes                              -                          -                   -                   -
Investments-Third Party                            -                          -                   -                   -
Investments in Subs                                -                    295,811               1,487                   -
Other assets                                       -                      1,230                   -                   -
                                            ---------------------------------------------------------------------------

TOTAL ASSETS                                $  2,771                  $ 361,872           $   3,023           $  58,433
                                            ===========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 99                     25,645                 752               3,234
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                     67,152                   -                   -
        Secured Debt Accrued Interest *          878                     16,160                   -                   -
        Secured - Other
        Unsecured debt                           840                    264,937                 139              62,282
        Other / Intercompany                       -                          -                   -
        Deferred income taxes                      -                          -                   -                   -

Common stock held by new ESOP                      -                          -                   -                   -
Less: Unearned compensation                        -                          -                   -                   -
Redeemable preferred stock                         -                          -                   -                   -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                         48                   -                   -
        Additional paid-in capital                 -                     83,348               4,020               1,486
        Retained earnings-Filing Date            779                    (90,594)               (877)              1,518
        Retained earnings-Post Filing Date    (3,477)                    (4,824)             (1,011)            (10,087)
        Pension adjustment                         -                          -                   -                   -
        Accumulated translation adj.               -                          -                   -                   -
        Deferred compensation                      -                          -                   -                   -
                                            ---------------------------------------------------------------------------
                                              (2,698)                   (12,022)              2,132              (7,083)
        Treasury stock at cost                     -                          -                   -                   -
                                            ---------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (2,698)                   (12,022)              2,132              (7,083)

TOTAL LIABILITIES AND EQUITY                $ (2,771)                 $ 361,872           $   3,023           $  58,433
                                            ===========================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $     644
        Trade accounts receivable, net              -                 67,290
        Other Receivables                           -                  3,285
        Due from affiliates                  (120,082)                   605
        Inventories                                 -                 41,102
        Prepaid expenses                            -                  6,980
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (120,082)               119,906

Property, plant and equipment, net                  -                156,759
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,945
Investments in Subs                          (395,322)                31,771
Other assets                                       (1)                35,983
                                            --------------------------------

TOTAL ASSETS                                $(515,405)             $ 351,364
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (51,651)               154,703
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *       (14,651)                70,893
        Secured - Other                                                  469
        Unsecured debt                       (133,310)               706,612
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                      -
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (53,899)              (559,739)
        Retained earnings-Filing Date               -               (232,350)
        Retained earnings-Post Filing Date          -                (94,192)
        Pension adjustment                          -                (14,890)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                      -
                                            --------------------------------
                                              (53,900)              (901,048)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (53,900)              (903,585)

TOTAL LIABILITIES AND EQUITY                $(515,405)            $  351,364
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING PULP CHEMICALS, INC.             CASE NUMBER: 01-37812-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES


                                      -------------------------------------------------------------------------------------------
                                             Apr-2002    May-2002      Jun-2002     Jul-02         Aug-2002   Sep-2002   Oct-2002
                                      -------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                    $    1,242   $   2,368      $    773    $     956      $  1,827    $   2,420   $ 2,440
ROYALTY AND REVENUE PAYABLE                                                              --
NOTES PAYABLE - INSURANCE                                                                --
TAX PAYABLE:                                                                             --
    Federal Payroll Taxes                                                                --
    State Payroll & Sales                                                                --
    Ad Valorem Taxes                                                                     --
    Other Taxes                                  113          27           166          192           219          245       272
TOTAL TAXES PAYABLE                        $     113   $      27      $    166    $     192      $    219    $     245   $   272
SECURED DEBT POST-PETITION                                                               --
ACCRUED INTEREST PAYABLE                                                                 --
*ACCRUED PROFESSIONAL FEES:                                                              --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs           354         422           442          394           559          591       522
  2.  Lease Operating Expenses/Capital                                                   --
TOTAL POST-PETITION LIABILITIES (MOR-3)    $   1,709   $   2,817      $  1,381    $   1,542      $  2,605    $   3,256   $ 3,234
=================================================================================================================================

*Payment Requires Court Approval

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH     OCTOBER  2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $154,703    $ 143,507    $      --   $        95   $     5,856   $       5,245

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $154,703    $ 143,507    $      --   $        95   $     5,856   $       5,245
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 52,119    $ 52,119     $     --   $     --   $     --   $     --

        31-60           546         546           --         --         --         --

        61-90           352         352           --         --         --         --

        91 +         30,046      30,046           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 83,063    $ 83,063     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING OCTOBER 31, 2002


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       36,364,891    $          203,142    $        1,605,316
TOTAL COST OF REVENUES                                         --            33,726,485               203,142             1,732,546
GROSS PROFIT                                   $               --    $        2,638,406    $               --    $         (127,230)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $           31,112    $          514,746    $               --    $          178,896
  Insiders Compensation                                        --               470,408                    --                    --
  Professional Fees                                            --             2,141,012                    --                    --
  Other (Earnings in Joint Venture)                            --               133,674               (66,098)                   --

TOTAL OPERATING EXPENSE                        $           31,112    $        3,259,840    $          (66,098)   $          178,896
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $          (31,112)   $         (621,434)   $           66,098    $         (306,126)
INTEREST EXPENSE (includes amort of debt fees)                 --             2,553,390                    --               723,970
DEPRECIATION                                                   --             1,860,024                    --                    --
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $               --    $        4,413,414    $               --    $          723,970
====================================================================================================================================
NET INCOME BEFORE TAXES                        $          (31,112)   $       (5,034,848)   $           66,098    $       (1,030,096)
INCOME TAXES                                                   --                    --                 3,738                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $          (31,112)   $       (5,034,848)   $           62,360    $       (1,030,096)
====================================================================================================================================



                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                              01-37809-H4-11         01-37810-H4-11       01-37811-H4-11
                                               -------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           10,000    $          851,790   $          358,662
TOTAL COST OF REVENUES                                          --                33,247              486,157
GROSS PROFIT                                    $           10,000    $          818,543   $         (127,535)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            4,433    $          225,466   $          (74,101)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $            4,433    $          225,466   $          (74,101)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $            5,567    $          593,077   $          (53,434)
INTEREST EXPENSE (includes amort of debt fees)              44,657               289,067                   --
DEPRECIATION                                                    --                    --                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           44,657    $          289,067   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $          (39,090)   $          304,010   $          (53,434)
INCOME TAXES                                                    --                90,000                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $          (39,090)   $          214,010   $          (53,434)
==============================================================================================================


                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        2,959,285   $        (397,743)    $      41,955,303
TOTAL COST OF REVENUES                                       1,952,293            (397,743)           37,736,127
GROSS PROFIT                                        $        1,006,992   $              --     $       4,219,176
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $           68,229   $              --               948,781
  Insiders Compensation                                             --                  --               470,408
  Professional Fees                                                 --                  --             2,141,012
  Other (Earnings in Joint Venture)                                 --                  --                67,576

TOTAL OPERATING EXPENSE                             $           68,229   $              --     $       3,627,777
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          938,763   $              --               591,399
INTEREST EXPENSE (includes amort of debt fees)                 558,861                  --             4,169,945
DEPRECIATION                                                   327,282                  --             2,187,306
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          886,143   $              --     $       6,357,251
=================================================================================================================
NET INCOME BEFORE TAXES                             $           52,620   $              --     $      (5,765,852)
INCOME TAXES                                                        --                  --                93,738
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $           52,620   $              --     $      (5,859,590)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING PULP CHEMICALS, INC.             CASE NUMBER: 01-37812-H4-11


   ======================================================== ==================================================
   CASH RECEIPTS AND
   DISBURSEMENTS                                            Apr-02         May-02       Jun-02     Jul-02
----------------------------------------------------------- --------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                              $   (87,281) $    48,725  $  (79,248)  $  (72,403)
                                                            -----------  -----------  ----------   ----------
   RECEIPTS:
   2.  CASH SALES                                           $        --  $        --  $       --   $       --
                                                            -----------  -----------  ----------   ----------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                      3,547,110    3,163,218   3,106,659    3,317,545
                                                            -----------  -----------  ----------   ----------
   4.  LOANS & ADVANCES (attach list)                                --           --          --           --
                                                            -----------  -----------  ----------   ----------
   5.  SALE OF ASSETS                                                --           --          --           --
                                                            -----------  -----------  ----------   ----------
   6.  OTHER (attach list)                                    2,842,408    2,489,971   3,079,681    2,669,707
                                                            -----------  -----------  ----------   ----------
   TOTAL RECEIPTS                                           $ 6,389,518  $ 5,653,189  $6,186,340   $5,987,252
                                                            -----------  -----------  ----------   ----------
   (Withdrawal)Contribution by Individual Debtor MFR-2*             N/A          N/A         N/A          N/A
                                                            -----------  -----------  ----------   ----------
   DISBURSEMENTS:

   7.  NET PAYROLL                                          $        --  $        --  $       --   $       --
                                                            -----------  -----------  ----------   ----------
   8.  PAYROLL TAXES PAID                                            --           --          --           --
                                                            -----------  -----------  ----------   ----------
   9.  SALES, USE & OTHER TAXES PAID                                434           --          --          432
                                                            -----------  -----------  ----------   ----------
   10. SECURED/RENTAL/LEASES                                        552        6,432       2,857        4,535
                                                            -----------  -----------  ----------   ----------
   11. UTILITIES                                              1,202,470    1,773,292     643,683    1,088,733
                                                            -----------  -----------  ----------   ----------
   12. INSURANCE                                                     --           --          --           --
                                                            -----------  -----------  ----------   ----------
   13. INVENTORY PURCHASES                                      255,526      254,505     237,487      252,476
                                                            -----------  -----------  ----------   ----------
   14. VEHICLE EXPENSES                                              --           --          --           --
                                                            -----------  -----------  ----------   ----------
   15. TRAVEL & ENTERTAINMENT                                       265        6,628       8,209        7,464
                                                            -----------  -----------  ----------   ----------
   16. REPAIRS, MAINTENANCE & SUPPLIES                           92,812      163,351      93,590       93,014
                                                            -----------  -----------  ----------   ----------
   17. ADMINISTRATIVE & SELLING                                 209,070      220,698     188,815      279,602
                                                            -----------  -----------  ----------   ----------
   18. OTHER (attach list)                                    4,492,383    3,356,255   5,004,854    3,976,219
                                                            -----------  -----------  ----------   ----------
   TOTAL DISBURSEMENTS FROM OPERATIONS                      $ 6,253,512  $ 5,781,161  $6,179,495   $5,702,474
                                                            -----------  -----------  ----------   ----------
   19. PROFESSIONAL FEES                                    $        --  $        --  $       --   $       --
                                                            -----------  -----------  ----------   ----------
   20. U.S. TRUSTEE FEES                                             --           --          --           --
                                                            -----------  -----------  ----------   ----------
   21. OTHER REORGANIZATION EXPENSES (attach list)                   --           --          --           --
                                                            -----------  -----------  ----------   ----------
   TOTAL DISBURSEMENTS                                      $ 6,253,512  $ 5,781,161  $6,179,495   $5,702,474
                                                            -----------  -----------  ----------   ----------
   22. NET CASH FLOW                                        $   136,006  $  (127,973) $    6,845   $  284,778
                                                            -----------  -----------  ----------   ----------
   23. CASH - END OF MONTH (MOR-2)                          $    48,725  $   (79,248) $  (72,403)  $  212,375
                                                            ===========  ===========  ==========   ==========

   =================================================================================================================
   CASH RECEIPTS AND                                                                                    FILING TO
   DISBURSEMENTS                                             Aug-02         Sep-02     Oct-02              DATE
--------------------------------------------------------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                                  212,375    $ (203,727) $   (147,661)    $   308,953
                                                             ----------    ----------  ------------     -----------
   RECEIPTS:
   2.  CASH SALES                                                          $       --  $                $        --
                                                                           ----------  ------------     -----------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                      2,565,816     2,907,481     2,980,671      47,600,001
                                                             ----------    ----------  ------------     -----------
   4.  LOANS & ADVANCES (attach list)                                              --                           --
                                                                           ----------  ------------     -----------
   5.  SALE OF ASSETS                                                              --                           --
                                                                           ----------  ------------     -----------
   6.  OTHER (attach list)                                    2,933,328     4,284,978     3,760,776      47,264,270
                                                             ----------    ----------  ------------     -----------
   TOTAL RECEIPTS                                            $5,499,144    $7,192,459  $  6,741,447     $94,864,271
                                                             ----------    ----------  ------------     -----------
   (Withdrawal)Contribution by Individual Debtor MFR-2*                           N/A                          N/A
                                                                           ----------  ------------     -----------
   DISBURSEMENTS:

   7.  NET PAYROLL                                                         $       --  $         --     $        --
                                                                           ----------  ------------     -----------
   8.  PAYROLL TAXES PAID                                                          --            --              --
                                                                           ----------  ------------     -----------
   9.  SALES, USE & OTHER TAXES PAID                                                         447.25           2,919
                                                                           ----------  ------------     -----------
   10. SECURED/RENTAL/LEASES                                      1,090         1,061         4,697       1,108,346
                                                             ----------    ----------  ------------     -----------
   11. UTILITIES                                              1,185,928     1,206,532     1,211,499      17,033,710
                                                             ----------    ----------  ------------     -----------
   12. INSURANCE                                                     --            --            --         269,741
                                                             ----------    ----------  ------------     -----------
   13. INVENTORY PURCHASES                                      260,825       258,688       254,598       3,654,228
                                                             ----------    ----------  ------------     -----------
   14. VEHICLE EXPENSES                                              --            --            --             268
                                                             ----------    ----------  ------------     -----------
   15. TRAVEL & ENTERTAINMENT                                     1,241           910         3,315         179,711
                                                             ----------    ----------  ------------     -----------
   16. REPAIRS, MAINTENANCE & SUPPLIES                          148,442       119,170       184,172       1,787,377
                                                             ----------    ----------  ------------     -----------
   17. ADMINISTRATIVE & SELLING                                 642,883       864,315       474,057       4,383,616
                                                             ----------    ----------  ------------     -----------
   18. OTHER (attach list)                                    3,674,838     4,685,717     4,464,467      66,756,774
                                                             ----------    ----------  ------------     -----------
   TOTAL DISBURSEMENTS FROM OPERATIONS                       $5,915,246    $7,136,393  $  6,597,252     $95,176,690
                                                             ----------    ----------  ------------     -----------
   19. PROFESSIONAL FEES                                                   $       --  $         --     $        --
                                                                           ----------  ------------     -----------
   20. U.S. TRUSTEE FEES                                                           --            --              --
                                                                           ----------  ------------     -----------
   21. OTHER REORGANIZATION EXPENSES (attach list)                                 --            --              --
                                                                           ----------  ------------     -----------
   TOTAL DISBURSEMENTS                                       $5,915,246    $7,136,393  $  6,597,252     $95,176,690
                                                             ----------    ----------  ------------     -----------
   22. NET CASH FLOW                                         $ (416,102)   $   56,066  $    144,195     $  (312,419)
                                                             ----------    ----------  ------------     -----------
   23. CASH - END OF MONTH (MOR-2)                           $ (203,727)   $ (147,661) $     (3,466)    $    (3,466)
                                                             ==========    ==========  ============     ===========


MOR-7

CASE NAME:  STERLING PULP CHEMICALS, INC.           CASE NUMBER:  01-37812-H4-11


====================================================================================================================================
OTHER CASH RECEIPTS AND                         Apr-02      May-02      Jun-02       Jul-02       Aug-02     Sep-02      Oct-02
DISBURSEMENTS:
------------------------------------------------------------------------------------------------------------------------------------

6.OTHER RECEIPTS:
      Interest Income                           $           $       --  $       --   $       --  $       -- $       --    $
                                                ----------  ----------  ----------   ----------  ---------- ----------    ----------
      401(k) Plan Refund                                            --          --           --          --         --
                                                ----------  ----------  ----------   ----------  ---------- ----------    ----------
      Cobra Insurance Payment                                       --          --           --          --         --
                                                ----------  ----------  ----------   ----------  ---------- ----------    ----------
      Miscellaneous                                                 73          --        2,225          --         --
                                                ----------  ----------  ----------   ----------  ---------- ----------    ----------
      Emission Credits                                              --          --           --          --         --
                                                ----------  ----------  ----------   ----------  ---------- ----------    ----------
      Trade AR receipts of an
         affiliated co. SPC LTD                    265,953     147,898                    4,232     215,456    357,051       484,834
                                                ----------  ----------  ----------   ----------  ---------- ----------    ----------
      Cash advance from Sterling Chemicals       1,788,000   2,342,000   3,079,681    1,802,148   2,509,960  1,718,862     2,997,764
      cash receipts re Inter company AR            788,455                              802,760     207,912  2,101,451        89,977
      Capital Contribution from SPCUS                                                    58,342                107,614       188,201
                                                ----------  ----------  ----------   ----------  ---------- ----------    ----------
TOTAL OTHER RECEIPTS                            $2,842,408  $2,489,971  $3,079,681   $2,669,707  $2,933,328 $4,284,978    $3,760,776
                                                ----------  ----------  ----------   ----------  ---------- ----------    ----------
18.OTHER DISBURSEMENTS:

      Capital Expenditures                      $   45,333  $   13,337  $   63,454   $   97,351  $   25,363 $   49,326    $   31,489
                                                ----------  ----------  ----------   ----------  ---------- ----------    ----------
      Interest Payment                                                                       --          --         --            --
                                                ----------  ----------  ----------   ----------  ---------- ----------    ----------
      Restricted Cash - Bond Funding                                                         --          --         --            --
                                                ----------  ----------  ----------   ----------  ---------- ----------    ----------
      Pre-petition checks voided in current
        period                                                                               --          --         --            --
                                                ----------  ----------  ----------   ----------  ---------- ----------    ----------
      Trade AR receipts of an affiliated co.
        SPC LTD                                                                 --           --                     --
                                                ----------  ----------  ----------   ----------  ---------- ----------    ----------
      CIT revolver cash sweep                   3,673,595   3,342,918    3,139,718   3,141,618    2,890,603  3,271,463     3,606,036
                                                ----------  ----------  ----------   ----------  ---------- ----------    ----------
      Return of investment to SPCUS                                 --                                   --    323,203            --
                                                ----------  ----------  ----------   ----------  ---------- ----------    ----------
      cash disbursements re Inter company AP       773,455               1,801,682      737,250     758,872  1,041,725       826,942
                                                ----------  ----------  ----------   ----------  ---------- ----------    ----------
TOTAL OTHER DISBURSEMENTS                       $4,492,383  $3,356,255  $5,004,854   $3,976,219  $3,674,838 $4,685,717    $4,464,467
                                                ==========  ==========  ==========   ==========  ========== ==========    ==========

=========================================================
OTHER CASH RECEIPTS AND                        FILING TO
DISBURSEMENTS:                                  DATE
---------------------------------------------------------

6.OTHER RECEIPTS:
      Interest Income                        $        --
                                             -----------
      401(k) Plan Refund                              --
                                             -----------
      Cobra Insurance Payment                         --
                                             -----------
      Miscellaneous                                2,298
                                             -----------
      Emission Credits                                --
                                             -----------
      Trade AR receipts of an
         affiliated co. SPC LTD                2,398,052
                                             -----------
      Cash advance from Sterling Chemicals    31,763,915
      cash receipts re Inter company AR

      Capital Contribution from SPCUS
                                             -----------
TOTAL OTHER RECEIPTS                         $34,164,265
                                             -----------
18.OTHER DISBURSEMENTS:

      Capital Expenditures                   $895,923.92
                                             -----------
      Interest Payment                                --
                                             -----------
      Restricted Cash - Bond Funding                  --
                                             -----------
      Pre-petition checks voided in current
        period                                        --
                                             -----------
      Trade AR receipts of an affiliated co.
        SPC LTD                                  632,768
                                             -----------
      CIT revolver cash sweep                         --
                                             -----------
      Return of investment to SPCUS            1,915,050
                                             -----------
      cash disbursements re Inter company AP
                                             -----------
TOTAL OTHER DISBURSEMENTS                    $ 3,443,742
                                             ===========


          MOR-7 ATTACHMENT

CASE NAME: STERLING PULP CHEMICALS, INC.             CASE NUMBER: 01-37812-H4-11

                             MONTH OF OCTOBER 2002

   ========================================================================================================================
                                                BANK ONE      CHASE MANHATTEN   CHASE MANHATTEN    FIRST STATE BANK
   CASH RECEIPTS AND                            5589665        001-00546119       001-03317146      011-077-220-1
   DISBURSEMENTS                                LOCK BOX          GENERAL           CHECKING          CHECKING
   ------------------------------------------------------------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                $    141,530    $           100   $      (309,727)  $         20,437   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   RECEIPTS:
   2.  CASH SALES                             $         --    $            --   $            --   $             --   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE         2,563,128            417,543                                            --
                                              ------------    ---------------   ---------------   ----------------   ------
   4.  LOANS & ADVANCES (attach list)                   --                 --                --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   5.  SALE OF ASSETS                                   --                 --                --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   6.  OTHER (attach list)                         445,623             39,211         3,275,942                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   TOTAL RECEIPTS                             $  3,008,751    $       456,754   $     3,275,942   $             --   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   (Withdrawal)Contribution by Individual
      Debtor MFR-2*                                    N/A                N/A               N/A                N/A      N/A
                                              ------------    ---------------   ---------------   ----------------   ------
   DISBURSEMENTS:

   7.  NET PAYROLL                            $         --    $            --   $            --   $             --   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   8.  PAYROLL TAXES PAID                                                                                                --
                                              ------------    ---------------   ---------------   ----------------   ------
   9.  SALES, USE & OTHER TAXES PAID                                                                           447       --
                                              ------------    ---------------   ---------------   ----------------   ------
   10. SECURED/RENTAL/LEASES                                                              4,697                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   11. UTILITIES                                                                      1,211,499                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   12. INSURANCE                                                                             --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   13. INVENTORY PURCHASES                                                              254,598                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   14. VEHICLE EXPENSES                                                                      --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   15. TRAVEL & ENTERTAINMENT                                                             3,315                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   16. REPAIRS, MAINTENANCE & SUPPLIES                                                  178,112              6,060       --
                                              ------------    ---------------   ---------------   ----------------   ------
   17. ADMINISTRATIVE & SELLING                                                         471,282              2,775       --
                                              ------------    ---------------   ---------------   ----------------   ------
   18. OTHER (attach list)                       3,149,282            456,754           858,431                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   TOTAL DISBURSEMENTS FROM OPERATIONS        $  3,149,282    $       456,754   $     2,981,934   $          9,283   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   19. PROFESSIONAL FEES                      $         --    $            --   $            --   $             --   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   20. U.S. TRUSTEE FEES                                --                 --                --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   21. OTHER REORGANIZATION EXPENSES
       (attach list)                                    --                 --                --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   TOTAL DISBURSEMENTS                        $  3,149,282    $       456,754   $     2,981,934   $          9,283   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   22. NET CASH FLOW                          $   (140,531)   $            --   $       294,008   $         (9,283)  $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   23. CASH - END OF MONTH (MOR-2)            $        999    $           100   $       (15,719)  $         11,154   $   --
                                              ============    ===============   ===============   ================   ======

   ===================================================================
   CASH RECEIPTS AND
   DISBURSEMENTS                                             TOTAL
   -------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                             $  (147,660)
                                                           -----------
   RECEIPTS:
   2.  CASH SALES                                          $        --
                                                           -----------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                     2,980,671
                                                           -----------
   4.  LOANS & ADVANCES (attach list)                               --
                                                           -----------
   5.  SALE OF ASSETS                                               --
                                                           -----------
   6.  OTHER (attach list)                                   3,760,776
                                                           -----------
   TOTAL RECEIPTS                                          $ 6,741,447
                                                           -----------
   (Withdrawal)Contribution by Individual Debtor MFR-2*            N/A
                                                           -----------
   DISBURSEMENTS:

   7.  NET PAYROLL                                         $        --
                                                           -----------
   8.  PAYROLL TAXES PAID                                           --
                                                           -----------
   9.  SALES, USE & OTHER TAXES PAID                               447
                                                           -----------
   10. SECURED/RENTAL/LEASES                                     4,697
                                                           -----------
   11. UTILITIES                                             1,211,499
                                                           -----------
   12. INSURANCE                                                    --
                                                           -----------
   13. INVENTORY PURCHASES                                     254,598
                                                           -----------
   14. VEHICLE EXPENSES                                             --
                                                           -----------
   15. TRAVEL & ENTERTAINMENT                                    3,315
                                                           -----------
   16. REPAIRS, MAINTENANCE & SUPPLIES                         184,172
                                                           -----------
   17. ADMINISTRATIVE & SELLING                                474,057
                                                           -----------
   18. OTHER (attach list)                                   4,464,467
                                                           -----------
   TOTAL DISBURSEMENTS FROM OPERATIONS                     $ 6,597,252
                                                           -----------
   19. PROFESSIONAL FEES                                   $        --
                                                           -----------
   20. U.S. TRUSTEE FEES                                            --
                                                           -----------
   21. OTHER REORGANIZATION EXPENSES (attach list)                  --
                                                           -----------
   TOTAL DISBURSEMENTS                                     $ 6,597,252
                                                           -----------
   22. NET CASH FLOW                                       $   144,195
                                                           -----------
   23. CASH - END OF MONTH (MOR-2)                         $    (3,465)
                                                           ===========


MOR-7                                      *Applies to Individual debtor's only.

CASE NAME:  STERLING PULP CHEMICALS, INC.           CASE NUMBER:  01-37812-H4-11

                             MONTH OF OCTOBER 2002

=============================================================================================================================
                                                                        Chase          Chase        First State
                                                        Bank One      Manhattan      Manhattan         Bank
OTHER CASH RECEIPTS AND                                 5589665      001-00546119   001-03317146   011-077-220-1
DISBURSEMENTS:                                          Lock Box       General        Checking        Checking       Total
-----------------------------------------------------------------------------------------------------------------------------

6. OTHER RECEIPTS:
      Interest Income                                  $       --     $       --     $       --     $              $       --
                                                       ----------     ----------     ----------     ----------     ----------
      401(k) Plan Refund                                                                                                   --
                                                       ----------     ----------     ----------     ----------     ----------
      Cobra Insurance Payment                                                                                              --
                                                       ----------     ----------     ----------     ----------     ----------
      Miscellaneous                                                                                                        --
                                                       ----------     ----------     ----------     ----------     ----------
      Transfer Between Accounts                                                                                            --
                                                       ----------     ----------     ----------     ----------     ----------

      Cash advance from Sterling Chemicals                                    --      2,997,764             --      2,997,764

      Funds belonging to Sterling Pulp
        Chemicals Ltd.                                    445,623         39,211             --             --        484,834

      rec'd in error and to be returned in
        Sept 01.                                                                                                           --

      cash receipts re Inter company AR                                                  89,977             --         89,977
                                                       ----------     ----------     ----------     ----------     ----------

      Return of investment from SPCUS                                                   188,201                       188,201

TOTAL OTHER RECEIPTS                                   $  445,623     $   39,211     $3,275,942     $       --     $3,760,776
                                                       ----------     ----------     ----------     ----------     ----------
18. OTHER DISBURSEMENTS:

      Transfer Between Accounts                                                              --                            --

      Capital Expenditures                             $              $              $   31,489     $       --     $   31,489
                                                       ----------     ----------     ----------     ----------     ----------
      Trade AR receipts of an affiliated co.
        SPC LTD                                                                              --                            --
                                                       ----------     ----------     ----------     ----------     ----------
      Pre-petition checks voided in current
        period                                                                                                             --
                                                       ----------     ----------     ----------     ----------     ----------
      Advance to Parent company -
        Sterling Chemicals                                                                                  --             --
                                                       ----------     ----------     ----------     ----------     ----------

      cash disbursements re Inter company AP                                            826,942                       826,942
                                                       ----------     ----------     ----------     ----------     ----------
      CIT revolver cash sweep                           3,149,282        456,754                                    3,606,036
                                                       ----------     ----------     ----------     ----------     ----------
      Return of investment to SPCUS                                                                                        --
                                                       ----------     ----------     ----------     ----------     ----------
TOTAL OTHER DISBURSEMENTS                              $3,149,282     $  456,754     $  858,431     $       --     $4,464,467
                                                       ==========     ==========     ==========     ==========     ==========

          MOR-7 ATTACHMENT

CASE NAME:    STERLING PULP CHEMICALS INC.           CASE NUMBER: 01-37812-H3-11



                          CASH ACCOUNT RECONCILIATION

                             MONTH OF OCTOBER 2002
                       ---------------------------------

BANK NAME                    Bank One    Chase Manhattan  Chase Manhattan             First State Bank
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                5589665     001-00546119     001-03317146  Consolidated   011-077-220-1
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                 Lock Box       General         Checking                      Checking                        TOTAL
----------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                $       999  $       100    $       925    $     2,025       $ 14,824                    $    16,849
----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                                                     $        --                                            --
----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                                          (16,645)       (16,645)        (3,670)                       (20,315)
----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE       $       999  $       100    $   (15,720)   $   (14,621)      $ 11,154     $ -     $ -    $    (3,467)
----------------------------------------------------------------------------------------------------------------------------------
BEGINNING CASH - PER BOOKS  $   141,530  $       100    $  (309,728)   $  (168,098)      $ 20,437                       (147,661)
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                      3,008,751      456,754      3,275,942      6,741,447                                     6,741,447
----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                                                                                                     -
----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION-                                                                                                      -
----------------------------------------------------------------------------------------------------------------------------------
BY INDIVIDUAL DEBTOR MFR-2                                                                                                     -
----------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS   (3,149,282)    (456,754)    (2,981,934)    (6,587,970)        (9,283)                    (6,597,253)
----------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS     $       999  $       100    $   (15,720)   $   (14,621)      $ 11,154     $ -     $ -    $    (3,467)
==================================================================================================================================



               MOR-8

CASE NAME:  STERLING PULP CHEMICALS, INC.      CASE NUMBER:   01-37812-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

=============================================================================================================================
                                         Apr-2002  May-2002   Jun-2002  Jul-2002    Aug-2002  Sep-2002  Oct-2002   FILING TO
INSIDERS: NAME/POSITION/COMP TYPE (2)                                                                                 DATE
1.                                         $--        $--        $--       $--        $--       $--        $--          $--
                                           ---        ---        ---       ---        ---       ---        ---          ---
2.                                          --         --         --        --         --        --         --           --
                                           ---        ---        ---       ---        ---       ---        ---          ---
3.                                          --         --         --        --         --        --         --           --
                                           ---        ---        ---       ---        ---       ---        ---          ---
4.                                          --         --         --        --         --        --         --           --
                                           ---        ---        ---       ---        ---       ---        ---          ---
5.                                          --         --         --        --         --        --         --           --
                                           ---        ---        ---       ---        ---       ---        ---          ---
6.                                          --         --         --        --         --        --         --           --
                                           ---        ---        ---       ---        ---       ---        ---          ---
7.                                          --         --         --        --         --        --         --           --
                                           ---        ---        ---       ---        ---       ---        ---          ---
8.                                          --         --         --        --         --        --         --           --
                                           ---        ---        ---       ---        ---       ---        ---          ---
9.                                          --         --         --        --         --        --         --           --
                                           ---        ---        ---       ---        ---       ---        ---          ---
TOTAL INSIDERS (MOR-1)                     $--        $--        $--       $--        $--       $--        $--          $--
                                           ===        ===        ===       ===        ===       ===        ===          ===

=======================================================================================================================
                                Apr-2002    May-2002   Jun-2002   Jul-2002  Aug-2002   Sep-2002  Oct-2002    FILING TO
        PROFESSIONALS                                                                                          DATE
        NAME/ORDER DATE
1.                                $--        $--          $--       $--       $--        $--         $--      $--
                                  ---        ---          ---       ---       ---        ---         ---      ---
2.                                 --         --           --        --        --         --          --       --
                                  ---        ---          ---       ---       ---        ---         ---      ---
3.                                 --         --           --        --        --         --          --       --
                                  ---        ---          ---       ---       ---        ---         ---      ---
4.                                 --         --           --        --        --         --          --       --
                                  ---        ---          ---       ---       ---        ---         ---      ---
5.                                 --         --           --        --        --         --          --       --
                                  ---        ---          ---       ---       ---        ---         ---      ---
6.                                 --         --           --        --        --         --          --       --
                                  ---        ---          ---       ---       ---        ---         ---      ---
TOTAL PROFESSIONALS (MOR-1)       $--        $--          $--       $--       $--        $--         $--      $--
                                  ===        ===          ===       ===       ===        ===         ===      ===


(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (I) DIRECTORS, (II) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (III) AFFILIATES ; AND (IV) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(A) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.


        MOR-9